UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 FORM 8-K
 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2019

NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 25, 2019 in Houston, Texas.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of ten directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
E. Spencer Abraham	154,654,681	77,604,561	129,101	17,670,436
Matthew Carter, Jr.	230,509,071	1,720,944	158,328	17,670,436
Lawrence S. Coben	227,895,724	4,364,003	128,616	17,670,436
Heather Cox	231,476,969	821,288	90,086	17,670,436
Terry G. Dallas	232,110,254	150,091	127,998	17,670,436
Mauricio Gutierrez	230,096,915	2,163,871	127,557	17,670,436
William E. Hantke	227,735,340	4,521,623	131,380	17,670,436
Paul W. Hobby	228,507,303	3,751,624	129,416	17,670,436
Anne C. Schaumburg	227,952,051	4,374,399	61,893	17,670,436
Thomas H. Weidemeyer	225,764,558	6,494,756	129,029	17,670,436

With respect to the foregoing Proposal 1, all ten directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,722,216	3,549,556	116,571	17,670,436

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
243,500,658	6,471,446	86,675	-

The foregoing Proposal 3 was approved.

(d) Proposal 4 – Stockholder proposal regarding disclosure of political expenditures

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,106,785	126,365,052	916,506	17,670,436

The foregoing Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: April 30, 2019

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